UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 15, 2012

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 15, 2012, J. Tyler Haahr, the Chairman, President and Chief Executive Officer of Meta Financial Group, Inc. (the “Company”), gave a presentation to attendees at the Sandler O’Neill & Partners 2012 East Coast Financial Services Conference in Aventura, Florida. A copy of the presentation materials is being furnished as an exhibit to this Report on Form 8-K and is incorporated by reference into this Item 7.01.

A webcast of the presentation will be archived and will be available for 30 days after the event, beginning November 16, 2012, and can be accessed via: http://www.sandleroneill.com. Go to the “Conferences” button at the bottom of the Sandler O’Neill homepage, and then select “Register to View Webcast” under the East Coast Financial Services Conference heading.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Report on Form 8-K.

99.1	Presentation Materials for the Sandler O’Neill & Partners 2012 East Coast Financial Services Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ David W Leedom
David W. Leedom
Executive Vice President, Secretary, Treasurer,
and Chief Financial Officer

Date:  November 15, 2012